EXHIBIT 10.42


                               AMENDMENT NO. 1 TO
                        SEPARATION AGREEMENT AND RELEASE


         THIS AGREEMENT, is made and entered into as of March 29, 1996, between MICKEY ELFENBEIN ("Elfenbein") and K-TEL INTERNATIONAL, INC., a Minnesota corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the parties have entered into the Separation Agreement and Release dated as of February 19, 1996 (the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as herein provided,

         NOW, THEREFORE, in consideration of the covenants and promises set forth below, the adequacy of which the parties acknowledge, the parties agree as follows:

         1. Paragraph 2(b)(ii) of the Agreement is hereby amended in its entirety to read as follows:

                  "(ii) Elfenbein may receive up to an additional $100,000 (which amount shall be escrowed to assure performance of the Company's obligations hereunder) if he disposes of 350,000 of his shares of the Company pursuant to a Stock Transfer and Loan Repayment Agreement of even date herewith by and between Elfenbein and K-5 Leisure Products, Inc. on the following basis:

                           If Shares                            Additional
                           ---------                            ----------
                         Disposed Of By                       Amount Received
                         --------------                       ---------------

                         May 31, 1996                              $100,000

                                  or

                         after May 31, 1996
                         and on or before June 30, 1996            $ 65,000

                                  or

                         after June 30, 1996
                         and on or before August 1, 1996           $ 35,000

                                  or

                         after August 1, 1996                           -0-"

         2. The period within which Elfenbein may rescind the Agreement is hereby extended to April 5, 1996.

         3. Except as herein expressly provided, this Agreement as amended hereby shall continue in full force and effect.

         IN WITNESS WHEREOF, the respective parties hereto have executed this Agreement on the day and year written below their respective signatures to this Agreement.

                                    K-TEL INTERNATIONAL, INC.



                                    By /S/ Philip Kives
                                       -------------------------------------
                                       Philip Kives, Chairman
                                       and Chief Executive Officer



                                        /S/ Mickey Elfenbein
                                    ----------------------------------------
                                    Mickey Elfenbein